SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2018

PARETEUM CORPORATION

(Exact name of registrant as specified in Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 37th Floor

New York, NY 10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 984-1096

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

As previously reported on June 7, 2018, Pareteum Corporation, a Delaware corporation (the “Company”), issued an announcement pursuant to Rule 2.7 of the United Kingdom City Code of Takeovers and Mergers disclosing the terms of a recommended offer (the “Offer”) by the Company to acquire the entire issued and to be issued shares of Artilium plc, a public limited company registered in England and Wale (“Artilium”), in a cash and stock transaction (the “Acquisition”). The foregoing is a summary of the Acquisition, and information regarding the Acquisition and the Offer can be found in that Current Report on Form 8-K filed as of June 7, 2018, File No. 001-35360.

The attached exhibits are filed herewith in connection to the potential Acquisition.

Item 9.01	Financial Statements and Exhibits

Financial statements, pro forma financial information and other exhibits filed herein include:

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Information
99.2	Artilium Financial Statements
99.3	Selected Consolidated Historical Financial Information of Artilium
99.4	Selected Unaudited Pro Forma Condensed Combined Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 27, 2018	PARETEUM CORPORATION

	By:	/s/ Edward O’Donnell
Name: Edward O’Donnell
Title: Chief Financial Officer